UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 20, 2015

ENLINK MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-36340	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On February 17, 2015, EnLink Midstream Partners, LP (the “Partnership”) acquired a 25% limited partner interest (the “Transferred Interest”) in EnLink Midstream Holdings, LP (“Midstream Holdings”) from Acacia Natural Gas Corp I, Inc. (“Acacia”), a wholly-owned subsidiary of EnLink Midstream, LLC (“ENLC”), in a drop-down transaction (the “EMH Drop Down”). As consideration for the Transferred Interest, the Partnership issued 31.6 million Class D Common Units in the Partnership to Acacia. After giving effect to the EMH Drop-Down, the Partnership indirectly owns a 75% limited partner interest in Midstream Holdings, with Acacia owning the remaining 25% limited partner interest in Midstream Holdings.
Due to ENLC's control of the Partnership through its ownership and control of EnLink Midstream GP, LLC (“General Partner”), the general partner of the Partnership, the acquisition of the Transferred Interest is considered a transfer of net assets between entities under common control. As such, the Partnership is required to recast its financial statements to include the activities of the Transferred Interests as of the date common control commenced. Exhibits 12.1, 99.1, 99.2, and 99.3 included in this Current Report on Form 8-K give retroactive effect to the acquisition of the Transferred Interests as if the Partnership owned the Transferred Interests effective as of March 7, 2014.
The Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2015, is hereby recast by this Current Report on Form 8-K as follows:

•	the Computation of Ratio of Earnings to Fixed Charges of the Partnership included herein on Exhibit 12.1 supersedes Exhibit 12.1 filed under Part IV, Item 15 of the 2014 Form 10-K;

•	the Selected Financial Data of the Partnership included herein on Exhibit 99.1 supersedes Part II, Item 6 of the 2014 Form 10-K;

•	the Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Partnership included herein on Exhibit 99.2 supersedes Part II, Item 7 of the 2014 Form 10-K; and

•
the Financial Statements and Supplementary Data of the Partnership included herein on Exhibit 99.3 supersedes Part II, Item 8 of the 2014 Form 10-K, except for the Management’s Report on Internal Control over Financial Reporting and the Report of Independent Registered Public Accounting Firm with regard to internal control over financial reporting, included at page F-2 and F-3 of the 2014 Form 10-K, respectively, which are not impacted by this Current Report on Form 8-K.

The Current Report on Form 8-K does not revise or update any sections of the 2014 Form 10-K other than as noted above. This Current Report on Form 8-K should be read in conjunction with the 2014 Form 10-K, and any references herein to Items 6, 7 and 8 under Part II of the 2014 Form 10-K refer to Exhibits 99.1, 99.2, and 99.3 hereto, respectively. As of the date of this Current Report on Form 8-K, future references to the Partnership’s historical financial statements should be made to this Current Report on Form 8-K as well as future quarterly and annual reports on Forms 10-Q and Forms 10-K, respectively.
Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER		DESCRIPTION

12.1	—	Computation of Ratio of Earnings to Fixed Charges.
23.1	—	Consent of KPMG LLP.
99.1	—	Recast 2014 Form 10-K - Item 6. Selected Financial Data.
99.2	—	Recast 2014 Form 10-K - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	—	Recast 2014 Form 10-K - Item 8. Financial Statements and Supplementary Data.
101.INS	—	XBRL Instance Document.
101.SCH	—	XBRL Schema Document.
101.CAL	—	XBRL Calculation Linkbase Document.
101.LAB	—	XBRL Label Document.
101.PRE	—	XBRL Presentation Linkbase Document.
101.DEF	—	XBRL Definition Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM PARTNERS, LP

	By:	EnLink Midstream GP, LLC, its General Partner

Date: February 20, 2015	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

12.1	—	Computation of Ratio of Earnings to Fixed Charges.
23.1	—	Consent of KPMG LLP.
99.1	—	Recast 2014 Form 10-K - Item 6. Selected Financial Data.
99.2	—	Recast 2014 Form 10-K - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	—	Recast 2014 Form 10-K - Item 8. Financial Statements and Supplementary Data.
101.INS	—	XBRL Instance Document.
101.SCH	—	XBRL Schema Document.
101.CAL	—	XBRL Calculation Linkbase Document.
101.LAB	—	XBRL Label Document.
101.PRE	—	XBRL Presentation Linkbase Document.
101.DEF	—	XBRL Definition Linkbase Document.